Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the “Corporation”), hereby appoints Steven R. Bromley and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 16, 2007

“Jeremy N. Kendall” Chairman and Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the “Corporation”), hereby appoints Steven R. Bromley and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 16, 2007

“Steven R. Bromley” President, Chief Executive Officer and Director (Principal Executive Officer)

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the “Corporation”), hereby appoints Steven R. Bromley and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 16, 2007

“John H. Dietrich” VP & Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the “Corporation”), hereby appoints Steven R. Bromley and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 16, 2007

“Cyril A. Ing” Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the “Corporation”), hereby appoints Steven R. Bromley and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 16, 2007

“Joseph Riz” Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the “Corporation”), hereby appoints Steven R. Bromley and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 16, 2007

“Robert Fetherstonhaugh” Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the “Corporation”), hereby appoints Steven R. Bromley and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 16, 2007

“James K. Rifenbergh” Director and Authorized Representative in the United States

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the “Corporation”), hereby appoints Steven R. Bromley and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 16, 2007

“Allan G. Routh” Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the “Corporation”), hereby appoints Steven R. Bromley and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 16, 2007

“Katrina L. Houde” Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the “Corporation”), hereby appoints Steven R. Bromley and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 16, 2007

“Steven Townsend” Director